UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2010

PepsiCo, Inc.
(Exact Name of Registrant as Specified in Charter)

North Carolina	1-1183	13-1584302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road Purchase, New York 10577
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (914) 253-2000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On October 5, 2010, PepsiCo, Inc. (the “Company”) entered into a guarantee (the “Guarantee”) with its wholly-owned subsidiaries Bottling Group, LLC (“BGLLC”) and Pepsi-Cola Metropolitan Bottling Company, Inc. (“Metro”), pursuant to which the Company agreed to guarantee the respective obligations of BGLLC and Metro under each series of notes listed below.

The Guarantee provides that the Company unconditionally and irrevocably guarantees to each holder of notes the payment in full of all principal, premium, if any, and interest on such note when due, whether at stated maturity, by acceleration, redemption or otherwise, and all other monetary obligations of the applicable obligor to such holder and the trustee under the applicable indenture for such notes, all in accordance with the terms of the Guarantee.

The notes so guaranteed are comprised of:

         a)  the following series of notes issued by BGLLC:

            i)  5.00% Senior Notes due November 15, 2013;

            ii)  4.125% Senior Notes due June 15, 2015;

            iii)  5.5% Senior Notes due April 1, 2016; and

            iv)  5.125% Senior Notes due January 15, 2019;

         b)  the following series of notes issued by Metro’s predecessor PepsiAmericas, Inc. (“PAS”), or PAS’s predecessor Whitman Corporation:

            i)  5.625% Notes due May 31, 2011;

            ii)  5.75% Notes due July 31, 2012;

            iii)  4.50% Notes due March 15, 2013;

            iv)  4.375% Notes due February 15, 2014;

            v)  4.875% Notes due January 15, 2015;

            vi)  7.625% Notes due June 15, 2015;

            vii)  5.00% Notes due May 15, 2017;

            viii)  7.29% Notes due September 15, 2026;

            ix)  7.44% Notes due September 15, 2026; and

            x)  5.50% Notes due May 15, 2035; and

         c)  the following series of notes issued by Metro’s predecessor The Pepsi Bottling Group, Inc.: its 7.00% Senior Notes due March 1, 2029.

The Company has filed a copy of the Guarantee as Exhibit 4.1 to this current report on Form 8-K. The foregoing summary of the terms of the Guarantee is qualified in its entirety by the full text of the Guarantee, which is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

4.1	Master Guarantee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date:	October 5, 2010	By:	/s/ Thomas H. Tamoney, Jr.
			Name:	Thomas H. Tamoney, Jr.
			Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description

4.1	Master Guarantee